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                                                                    EXHIBIT 10.2

                      AMENDMENT NO. 3 TO PLEDGE AGREEMENT

This Amendment No. 3 dated as of September 22, 1998 ("Amendment") to that certain Pledge Agreement ("Pledge Agreement") dated the 10th day of September 1996 by and between Imperial Bank ("Secured Party") and National Information Group, formerly known as National Insurance Group, ("Pledgor") as previously amended ("Pledge Agreement"). All capitalized terms used herein, and not defined herein shall have the same meaning as set forth in the Pledge Agreement.

                             INTRODUCTORY STATEMENT

A. Pledgor has changed its name from National Insurance Group to National Information Group.

B. The Secured Party and the Pledgor desire to change the name of the Pledgor in the Pledge Agreement.

Accordingly, the parties hereto agree that the Pledge Agreement is hereby amended as follows:

1. Whenever the name National Insurance Group or Pledgor appears in the Agreement it shall mean National Information Group.

2. Except as provided above, the Pledge Agreement remains unchanged and the parties hereby confirm that the Pledge Agreement as herein amended is in full force and effect.

National Information Group                  Imperial Bank
"Pledgor"                                   "Bank"

By: /s/ ROBERT P. BARBAROWICZ               By: /s/ [SIG]
    ----------------------------------          -------------------------------
    Robert P. Barbarowicz
                                            Title: Assistant Vice President
Title: Executive Vice President
       General Counsel and Secretary